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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2002

                          BioMarin Pharmaceutical Inc.
               (Exact name of registrant as specified in its charter)


          Delaware                     000-26727                 68-0397820
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California              94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (415) 884-6700


                                    Not Applicable
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)
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BioMarin  Pharmaceutical  Inc.  (the  "Registrant")  hereby amends Item 7 of its
Current Report on Form 8-K as filed with the Commission on August 26, 2002 to include the financial statements and pro forma financial information set forth below which was omitted from the previous filing pursuant to Items 7(a)(4) and 7(b)(2).

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)   Financial Statements of Business Acquired.

               The audited financial statements of Glyko Biomedical Ltd. ("Glyko") as of December 31, 2001 are filed herewith as Exhibit
               99.2 to this Report. Such financial statements were audited by Arthur Andersen LLP. After reasonable efforts, the Registrant has not been able to obtain the consent of Arthur Andersen LLP to the incorporation by reference of its audit report dated February 21, 2002. Therefore, in reliance on Rule 437a promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the Registrant has dispensed with the requirement to file the reissued report of Arthur Andersen LLP with respect to these financial statements.



               The unaudited financial statements of Glyko as of and for the six months ended June 30, 2002 are filed herewith as Exhibit 99.3 to this Report.

         (b)   Pro Forma Financial Information.

               The  required   unaudited   pro  forma   consolidated   financial
               statements of the Registrant are filed herewith as Exhibit 99.4 to this Report.

         (c)   Exhibits.

               2.1 Acquisition Agreement for a Plan of Arrangement, dated as of February 6, 2002, among BioMarin Pharmaceutical Inc.,
                    BioMarin   Acquisition  (Nova  Scotia)  Company  and  Glyko
                    Biomedical  Ltd.,  previously  filed  on  April  1,  2002 as
                    Exhibit 2.5 to the Registrant's Form 10-K, which is incorporated herein by reference.

               2.2 Amending Agreement, dated as of May 16, 2002, among BioMarin Pharmaceutical Inc., BioMarin Acquisition (Nova Scotia) Company and Glyko Biomedical Ltd., previously filed on August 26, 2002 as Exhibit 2.2 to the Registrant's Form 8-K, which is incorporated herein by reference.

               23.1 Statement Regarding Consent of Arthur Andersen LLP.

               99.1 Press  Release of the  Registrant  dated  August  22,  2002, previously filed on August 26, 2002 as Exhibit 99.1 to the Registrant's Form 8-K, which is incorporated herein by reference.

               99.2 The audited financial statements of Glyko Biomedical Ltd. as of and for the year ended December 31, 2001.

               99.3 The unaudited financial  statements of Glyko Biomedical Ltd.
                    as of and for the six month period ended June 30, 2002.

               99.4 The unaudited pro forma consolidated financial statements of
                    BioMarin Pharmaceutical Inc. as of and for the six month period ended June 30, 2002 and for the year ended December 31, 2001.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BioMarin Pharmaceutical Inc.,
                                  a Delaware corporation


Date: October 18, 2002            By: /s/
                                      -----------------------------
                                        Louis Drapeau
                                        Chief Financial Officer, Vice President,
                                        Finance and Secretary



                                  EXHIBIT INDEX

Exhibit No.                Description

2.1 Acquisition Agreement for a Plan of Arrangement, dated as of February 6, 2002, by and among BioMarin Pharmaceutical Inc.,
                    BioMarin   Acquisition  (Nova  Scotia)  Company  and  Glyko
                    Biomedical  Ltd.,  previously  filed  on  April  1,  2002 as
                    Exhibit 2.5 to the Registrant's Form 10-K, which is incorporated herein by reference.

2.2 Amending Agreement, dated as of May 16, 2002, by and among BioMarin Pharmaceutical Inc., BioMarin Acquisition (Nova Scotia) Company and Glyko Biomedical Ltd., previously filed on August 26, 2002 as Exhibit 2.2 to the Registrant's Form 8-K, which is incorporated herein by reference.

23.1                Statement Regarding Consent of Arthur Andersen LLP.

99.1 Press Release of the Registrant dated August 22, 2002, previously filed on August 26, 2002 as Exhibit 99.1 to the Registrant's Form 8-K, which is incorporated herein by reference.

99.2 The audited financial statements of Glyko Biomedical Ltd. as of and for the year ended December 31, 2001.

99.3                The unaudited financial  statements of Glyko Biomedical Ltd.
                    as of and for the six month period ended June 30, 2002.

99.4 The unaudited pro forma consolidated financial statements of BioMarin Pharmaceutical Inc. as of and for the six month period ended June 30, 2002 and for the year ended December 31, 2001.